 March 22, 2016  NASDAQ: FNHC  INVESTOR PRESENTATIONFourth Quarter 2015

 SAFE HARBOR statement  Safe harbor statement under the Private Securities Litigation Reform Act of 1995: Statements that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. Without limiting the generality of the foregoing, words such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “forecast,” “guidance,” “indicate,” “intend,” “may,” “might,” “outlook,” plan,” “possibly,” “potential,” “predict,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” “will,” “will be,” “will continue,” “would,” or the negative thereof or other variations thereon and similar words or phrases or comparable terminology are intended to identify forward-looking statements. Forward-looking statements might also include, but are not limited to, one or more of the following:Projections of revenues, income, earnings per share, dividends, capital structure or other financial items or measures;Descriptions of plans or objectives of management for future operations, insurance products or services; Forecasts of future insurable events, economic performance, liquidity, need for funding and income; andDescriptions of assumptions or estimates underlying or relating to any of the foregoing.The risks and uncertainties include, without limitation, risks and uncertainties related to estimates, assumptions and projections generally; the nature of the Company’s business; the adequacy of its reserves for loss and loss adjustment expense; claims experience; weather conditions (including the severity and frequency of storms, hurricanes, tornadoes and hail) and other catastrophic losses; reinsurance costs and the ability of reinsurers to indemnify the Company; raising additional capital and our potential failure to meet minimum capital and surplus requirements; potential assessments that support property and casualty insurance pools and associations; the effectiveness of internal financial controls; the effectiveness of our underwriting, pricing and related loss limitation methods; changes in loss trends, including as a result of insured’s assignment of benefits; court decisions and trends in litigation; our potential failure to pay claims accurately; ability to obtain regulatory approval of applications for requested rate increases, or to underwrite in additional jurisdictions, and the timing thereof; the impact that the results of the Monarch joint venture may have on our results of operations; inflation and other changes in economic conditions (including changes in interest rates and financial markets); pricing competition and other initiatives by competitors; legislative and regulatory developments; the outcome of litigation pending against the Company, and any settlement thereof; dependence on investment income and the composition of the Company’s investment portfolio; insurance agents; ratings by industry services; the reliability and security of our information technology systems; reliance on key personnel; acts of war and terrorist activities; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including claims and litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for a contingency. Reported results may therefore appear to be volatile in certain accounting periods. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not undertake any obligation to update publicly or revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.  2

 FNHC Snapshot and quick facts    Federated National Holding Company (as of 12/31/2015)  NASDAQ: FNHCHeadquarters: Sunrise, FL (Ft. Lauderdale)Core Market: FL Homeowners’ P&C insurance IPO Year: 1998Financial Stability Rating: Cash and Investments: $437.4 MTotal Shareholders’ Equity: $250.8 M (1)Common Shares Outstanding: 13.8 MBook Value Per Common Share: $18.17 (1) (2)Includes non-controlling interestExcluding non-controlling interest, BVPS was $16.86  3

 Experienced MANAGEMENT TEAM  An experienced management team that has a long history with Federated National and has extensive tenure in the homeowners’ insurance market in Florida  Michael Braun, Chief Executive Officer & President  Appointed Chief Executive Officer in July 2008Elected to Board in 2005Joined in 1998  Peter Prygelski, Chief Financial Officer & Treasurer  Appointed Chief Financial Officer in June 2007Served as Independent Director from 2004 through 2007 Joined in 2004  Stephen Young, Vice President of Operations  Appointed Vice President of Operations in June 2009 More than 20 years of industry experienceJoined in 1995  C. Brian Turnau, Vice President of Claims  Worked for private practice insurance defense litigation law firms for 15 yearsMore than 13 years of industry experienceJoined in 2000  Gordon Jennings, Vice President of Risk Management  Appointed Vice President of Risk Management in May 2008 Serves as President of FedNat UnderwritersJoined in 2000  4

 Experienced MANAGEMENT TEAM  An experienced management team that has a long history with Federated National and has extensive tenure in the homeowners’ insurance market in Florida  Anthony Prete, Vice President of Strategy  More than 15 years of industry experiencePreviously worked at Kemper, The Hartford, Travelers, and SafecoJoined in 2015  Melissa Knox, Vice President of Internal Audit, Governance and Control  Appointed as Director of Internal Audit in December 2010Fortune 100, 500 and Big 4 Public Accounting experienceJoined in 2010  Christopher Clouse, Director of Personal Lines Underwriting  Appointed Underwriting Manager in June 2010More than 25 years of industry experienceJoined in 2008   Larry Hufschmid, Director of Information Technology  Previously was CIO at Hull & Company Inc.28 years of industry experience and 38 years of IT experienceJoined in 2012  Tracy Wiggan, Director of Human Resources  Appointed as Director of Human Resources in July 2008More than 20 years experience in human resourcesJoined in 2005  5

 Our distinguishing characteristics and track record  6  Generate sustainable annual growth by:Growing Market ShareImproving Product Sales and Product MixContaining CostsEvaluating Strategic Acquisitions  We are a well-regarded employer that is mindful of the well-being of our employees, allowing them to develop their individual capabilities in an impartial, challenging, rewarding and cooperative environment and offering them the opportunity for career development. We value experienced insurance professionals who share our dedication to exceptional customer service. We seek individuals who are qualified, highly motivated and demonstrate our principles of professionalism, cooperation, communication, accountability, innovation and respect.  We strive for total customer satisfaction. Our intent is to attract and retain customers for their insurance needs by providing outstanding customer service, quality and value in all our products and services at the lowest possible cost.    LEADING TO  Our Customers  Our Strategy  Our Team

 Fnhc organizational structure  Public Shareholders  Federated National Holding Company  FedNat Underwriters, Inc. (MGA)  Century Risk Insurance Services, Inc.   Insure-Link, Inc. (Agency)  Southeast Catastrophe Consulting Company, LLC(Catastrophe Claims Adjusting)  Federated National Insurance Company  Monarch Delaware Holdings LLC(a Delaware limited liability company)  Monarch National Holding Company(a Florida corporation)  Monarch National Insurance Company(a Florida corporation)  Transatlantic Reinsurance Company(a New York corporation)  Crosswinds Holdings Inc.(an Alberta corporation)  100%  100%  100%  100%  100%  33.3%  100% ownershipInterest  100% ownershipInterest  15.2% ownership interest (100% of Class B Units)  42.4% ownership interest (50% of Class A Units)  42.4% ownership interest (50% of Class A Units)  7

 fnhc and Market timeline  2009  1992  1993  2004 & 2005  2006 & 2007   •Hurricane Andrew •Creation of the Florida • Hurricane seasons bring •Windstorm mitigation • Citizens establishes Hurricane Catastrophe four Florida hurricanes credit overhaul “glide path” to actuarial Fund in year 2004 and four sound rates in year 2005 •Emergence of Citizen’s • National carriers • Citizens becomes a predecessor accelerate competitor to the exit/contraction private market •National carriers begin to exit/contract   8  Timeline continues to next page…  The early years…

 fnhc and Market timeline  2015  2011  2012  2013  2015   •Joined BBB and earned •Citizens reduces • Citizens Clearinghouse •Monarch National • Lloyd’s of London A+ rating potential assessment established approved by Florida Office appoints FNHC as of Insurance Regulation underwriters • “Cost Driver” bill to •Changed name from • Federated National • Fortune “Fastest • FNIC appointed to expedite rate filings, 21st Century Holding Insurance Company- Growing Citizens Market increase surplus Company to Federated Allstate relationship Companies” Accountability requirements and National Holding (Ivantage Select Advisory Board reform sinkhole claims Company Agency Inc.)• • • • • Forbes “America’s 50 Most Trustworthy Financial Companies” • •   9  Providing individuals and businesses with peace of mind for more than 24 years.  Recent developments…

 Federated National’s approach to the Florida market  Utilize innovative point of sale software providing agent “ease of use”Deliver instantaneous quoting and binding capabilitiesProvide agents with access to numerous key data points essential to assessing risk factors  Reduce geographic concentration in the Tri-County / South Florida area and expand in other counties in FloridaEnhance underwriting results and reduce our risk exposure via greater diversificationExpand into other coastal states  Focus on higher value propertiesEmphasize properties which typically have more advanced wind / hurricane mitigation features and lower All Other Peril (non-catastrophe) losses, all of which mitigate expected lossesUnderwrite every risk to maintain our quality book of business  10  GeographicDiversification  UnderwritingStandards  Agent Experience

 FEDERATED NATIONAL GROWING MARKET SHARE  11  Premiums/Policies In -Force at Quarter End  OIR = Office of Insurance Regulation

   Florida Market provides continued growth  Based on Florida residential homeowners’ insurance new policies written for the nine months ended Sep. 30, 2015; Florida Office of Insurance Regulation  Federated National Insurance Company (FNIC) is predominantly a homeowners’ insurer in Florida and is one of the fastest growing homeowners’ insurer in the state. Top five writer of voluntary business in Florida (1)All new policies are generated on a voluntary basisOne of a few selected Florida homeowners’ insurance companies appointed to write voluntary business through Allstate’s Florida agentsOpportunity to increase FNIC’s market share through partnership with 2500+ agentsOpportunity to further increase our market presence through MonarchFNIC’s ranking moved from 12th to 5th place in less than two yearsOnly Florida company to have this kind of growth while NOT participating in Citizen’s takeout program  Note: Includes personal residential and excludes commercial residential business. The Florida Office of Insurance Regulation’s QUASR next generation database excludes State Farm Florida Insurance Company in its dataset as of Sep. 30, 2015  12

 Diversification in Florida  13  Total Florida Policies In-Force for Homeowners as of December 31, 2015 = 242,702  Federated National Insurance Company - Florida Market for Homeowners as of December 31,2015  Panhandle11.4%  North FL5.6%  Treasure Coast25.0%  Tampa / St. Pete12.2%  SW FL23.3%  Tri-County / South Florida22.4%

 diversification  14  Gross Premiums Written for all Lines of Business year ended December 31, 2015 = $492MM  Federated National Insurance Company Market as of December 31,2015  Florida $448MM91.1%  Alabama$2.4MM.5%  Louisiana$18.6MM3.8%  South Carolina$1.5MM.3%  Georgia$2.8MM.6%  Texas$18.4MM3.7%

 Quality Growth in FLORIDA Homeowners’ Portfolio  1-in-100 Year Probable Maximum Loss/ In-Force Premium   Note: Probable Maximum Loss modeled using RMS assuming LT, NoSS and NoLA  Total Insured Value and Policies In-Force  15  PIF (Thousands)  TIV ($ Billions)

 Robust claims capabilities and tenured staff  25 field adjusters covering the entire state of Florida and 45 onsite (desk) adjusters; 12 claims managers and supervisors; in-house litigation manager supported by eight litigation adjusters; all of whom are fully licensed in all of the states in which we write businessAverage experience is over 10 yearsLong tenure with Federated National; many of our homeowners’ adjusting staff served the Company during the storms of 2004 and 2005Training and knowledge is promoted and enhanced through on and off-site education  24/7 new claims reporting capacity with immediate emergency response available when warrantedLong-standing relationships with water remediation companies, emergency services providers and loss causation analysts that provide rapid mitigation of damages and exceptional customer service  Owns 1/3 of Southeast Catastrophe Consulting Company, an independent catastrophe claims adjusterDedicated catastrophe adjusters available to Federated National as neededAll data and systems functionality are integrated and backed-up through a remote cloud-based computing system  16  In-House ClaimsAdjuster  Strategic AllianceWith CatastropheAdjuster  Efficient ClaimsResponse

 Strong Catastrophe reinsurance  2015 – 2016 Excess of Loss Catastrophe Reinsurance HighlightsApproximately $1.8 billion of aggregate coverage with maximum single event coverage of approximately $1.3 billion65+ reinsurance partners, all of which are rated “A-” or higher by A.M. Best or fully collateralized Quota share of 40% of $200 million aggregate coverage on two events with maximum single event coverage of 40% of $100 millionA minimum retention of $12.9 million and not to exceed $15.4 million pre-tax retention on first event with losses above $100 million. First event coverage extends to $1.3 billion All private market layers have prepaid automatic restatements premium protection (“RPP”) and a cascading, drop down feature, with the exception of the first layer, where we have retained 10% RPP   17  Federated National has full indemnity reinsurance with highly rated reinsurers, and has maintained a business relationship with many of them for numerous years

   Catastrophe REINSURANCE PROGRAM  July 1, 2015 – June 30, 2016 Excess of Loss Catastrophe Reinsurance Program  Note: Uses historical models with loss amplification for RMS v 13.1    $1.23B166 YrRMSLong TermWith LossAmplification  First Event  Second Event  $615.5M50 YrRMSLong TermWith LossAmplification  $950M100 YrRMSLong TermWith LossAmplification        Company Retention $12.9M  RPP $2.5M            Layer 2$165M xs $21.5M    Layer 3$77.5M xs $21.5M   Layer 160% of $78.5M xs $21.5M  Quota Share30% of $100Mxs $0  Quota Share 10% of $100M xs $0        Layer 4$192M xs $21.5M  Inuring FHCF Layer75% of$775M xs $265M  Inuring FHCF ReplacementLayer15% of$775M xs$265M  Non Florida Layer 1 – 100% of $16.5M xs $5M        Company Retention $12.9M      Layer 160% of $78.5M xs $21.5M    Non Florida Layer 1 – 100% of $16.5M xs $5M    Quota Share30% of $100Mxs $0    Layer 2$165M xs $21.5M  Inuring FHCF RPLMT Layer – 15%        Inuring FHCF Layer 75% of$90M xs $265M    Layer 3$77.5M xs $21.5M     Inuring FHCF RPLMT Layer – 15%  Quota Share 10% of $100Mxs $0    Layer 4$192M xs $21.5M  18

 Consistently innovating  19

 Financial Overview

 Statement of operations - FNHC   21

 Statement of operations - FNHC  22

 Net income bridge  23

 Losses and lae  24

 BALANCE SHEET STRENGTH  25  *Conservative Capital Structure *Reinsurance Strategy *Low risk investment portfolio  “Our commitment to protecting our policyholders and our shareholders”  (1) GAAP Shareholder Equity Includes non-controlling interest of Monarch  $ in Millions  (1)  (1)

 Shareholder value creation  26  Source: Company Filings and SNL FinancialNote: Based on GAAP financial information; BVPS/LTM ROAE includes non-controlling interest  Reported BVPS & LTM ROAE  Diluted Earnings Per Share

 Investment Portfolio Holdings  Federated National Investments and Cash As of December 31, 2015$417.2 Million  27  Designed to preserve capital, maximize after-tax investment income, maintain liquidity and minimize riskUtilize outside investment managers for the fixed income and equities portfoliosAs of December 31, 2015, 100% of the Company’s fixed income portfolio was rated investment gradeAverage duration: 3.822 yearsComposite rating: A (S&P)Average yield: 2.058%Historical total returns on cash and investments as of December 31, 20151 Year: 1.10%2 Years: 2.71%

 INVESTMENT OPPORTUNITY    28

 CONTACT US  Company ContactsMichael Braun, Chief Executive Officer & PresidentEmail: mbraun@FedNat.com Phone: 954-308-1322Peter Prygelski, Chief Financial Officer & TreasurerEmail: pprygelski@FedNat.comPhone: 954-308-1252  Federated National Holding Company14050 N.W. 14th StreetSuite 180Sunrise, FL 33323Tel. (954) 581-9993 / (800) 293-2532www.FedNat.com  29